LOANS AND NOTES PAYABLE	3 Months Ended
Mar. 31, 2012
Debt Disclosure [Abstract]
LOANS AND NOTES PAYABLE

NOTE 4. NOTES AND LOANS PAYABLE

On January 24, 2011, Skyy Holdings, Ltd. loaned the Company $100,000 evidenced by a Promissory Note bearing interest at the rate of 15%, with principal and interest payable 45 days from the date of issue, and if not then paid, interest shall accrue at a rate of 25% per annum. As at the date of this filing, the note remains outstanding and no demand has been made.

On March 29, 2011, Prominence Capital LLC loaned the Company $25,000 evidenced by a Promissory Note bearing interest at the rate of 8% per annum with the principal balance due on demand. As at the date of this filing, no demand has been made.

On September 30, 2011, the Company executed a Convertible Promissory Note (the “Note”) in the amount of $144,500 representing monies owed to Kunin Business Consulting for executive services provided by, and expenses reimbursable to, Norman A. Kunin through September 30, 2011, pursuant to the terms and conditions of the Advisory Agreement dated July 1, 2010, and subsequent Amendment dated April 1, 2011. The Note bears interest at 7% per annum and includes a provision to convert the Note into shares of the Company’s common stock at a price of $0.12 per share. Mr. Kunin was formerly the CFO, but resigned August 16, 2011. On November 15, 2011, a modification was made to the Note, changing the conversion price to $0.32 per share. No other terms of the Note were modified.

On January 31, 2012, the Company received a Notice to Convert from Mr. Kunin, requesting that the Note Payable in the amount of $144,500, plus accrued interest in the amount of $3,409, be converted to shares of the Company’s common stock. As such, the Company issued 462,214 restricted shares of common stock at a price of $0.32 per share, representing payment in full of the Note payable plus accrued interest.

Accrued interest at March 31, 2012 was $41,575.